Exhibit 10.16

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 1, 2007, is by and among MORTON’S OF CHICAGO, INC., an Illinois corporation, (the “Borrower”), MORTON’S RESTAURANT GROUP, INC., a Delaware corporation (the “Parent”), those Subsidiaries of the Parent identified as a “Guarantor” on the signature pages hereto (together with the Parent, the “Guarantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of February 14, 2006 (as previously amended, modified or supplemented and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby);

WHEREAS, the Credit Parties have requested certain amendments to the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent (on behalf of the Required Lenders) is willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1 Quarterly Financial Statements. Section 5.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Quarterly Financial Statements. As soon as available, and in any event no later than the earlier of (i) the date the Parent is required by the SEC to deliver its Form 10-Q for any fiscal quarter of the Parent (taking into account any extension of the time to file by the SEC) and (ii) sixty days after the end of each of the fiscal quarters of the Parent, a company-prepared consolidated balance sheet of the Parent and its consolidated Subsidiaries as at the end of such period and related company-prepared consolidated statements of income and retained earnings and cash flows for the Parent and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments) and including management discussion and analysis of operating results inclusive of operating metrics in comparative form; and”

1.2 Maximum Consolidated Capital Expenditures. The table in Section 5.9(c) of the Credit Agreement setting forth the maximum amount of Consolidated Capital Expenditures of the Parent and its Subsidiaries is hereby deleted in its entirety and replaced with the following:

“Fiscal Year Ending	Amount
December 31, 2006	$33,500,000
December 30, 2007	$32,500,000
December 28, 2008	$35,000,000
January 3, 2010	$40,000,000
January 2, 2011	$30,000,000
January 1, 2012	$30,000,000	”

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions.

This Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b) Executed Consents. The Administrative Agent shall have received executed consents, substantially in the form of Exhibit A attached hereto, from each of the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf.

(c) Other. The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request relating to the Credit Parties and the transactions contemplated by this Amendment and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) Before and after giving effect to this Amendment, (1) no Default or Event of Default exists; and (2) the Credit Parties are in compliance with all financial covenants set forth in Section 5.9 of the Credit Agreement.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) The execution, delivery and performance of this Amendment by the Credit Parties will not violate any Requirement of Law or contractual obligation of any Credit Party in any respect that could reasonably be expected to have a Material Adverse Effect.

3.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.8 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.9 Fees. The Borrower agrees to pay all reasonable out-of-pocket, due diligence expenses and other related expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Moore & Van Allen PLLC.

3.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF the Borrower, the Guarantors, and the Administrative Agent (on behalf of itself and the Lenders) have caused this Amendment to be duly executed on the date first above written.

BORROWER:	MORTON’S OF CHICAGO, INC., an Illinois corporation

	By:	/s/ RONALD M. DINELLA
	Name:	Ronald M. DiNella
	Title:	Sr. Vice President/CFO

PARENT:	MORTON’S RESTAURANT GROUP, INC., a Delaware corporation

	By:	/s/ RONALD M. DINELLA
	Name:	Ronald M. DiNella
	Title:	Sr. Vice President/CFO

GUARANTORS:	PORTERHOUSE, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/ATLANTA, INC.,
an Illinois corporation

MORTON’S OF CHICAGO/BUCKHEAD, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CHICAGO, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CINCINNATI, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CLAYTON, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CLEVELAND, INC.,
an Illinois corporation

MORTON’S OF CHICAGO/COLUMBUS INC.,
a Delaware corporation

MORTON’S OF CHICAGO/DALLAS, INC.,
an Illinois corporation

MORTON’S OF CHICAGO/DENVER, INC., an Illinois corporation

MORTON’S OF CHICAGO/DETROIT, INC., a Delaware corporation

FIRST AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/FIFTH AVENUE, INC., a Delaware corporation

MORTON’S OF CHICAGO/FLAMINGO ROAD CORP., a Delaware corporation

MORTON’S OF CHICAGO/HOUSTON, INC., a Delaware corporation

MORTON’S OF CHICAGO/MINNEAPOLIS, INC., a Delaware corporation

MORTON’S OF CHICAGO/NASHVILLE, INC., a Delaware corporation

MORTON’S OF CHICAGO/PALM DESERT, INC., a Delaware corporation

MORTON’S OF CHICAGO/PHILADELPHIA, INC., an Illinois corporation

MORTON’S OF CHICAGO/PHOENIX, INC., a Delaware corporation

MORTON’S OF CHICAGO/PITTSBURGH, INC., a Delaware corporation

MORTON’S OF CHICAGO/PITTSBURGH LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/PORTLAND, INC., a Delaware corporation

MORTON’S OF CHICAGO/PUERTO RICO, INC., a Delaware corporation

MORTON’S OF CHICAGO/ROSEMONT, INC., an Illinois corporation

MORTON’S OF CHICAGO/SACRAMENTO, INC., a Delaware corporation

MORTON’S OF CHICAGO/SAN ANTONIO, INC., a Delaware corporation

MORTON’S OF CHICAGO/SAN DIEGO, INC., a Delaware corporation

MORTON’S OF CHICAGO/SAN FRANCISCO, INC., a Delaware corporation

MORTON’S OF CHICAGO/SANTA ANA, INC., a Delaware corporation

FIRST AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/SCOTTSDALE, INC., a Delaware corporation

MORTON’S OF CHICAGO/SEATTLE, INC., a Delaware corporation

MORTON’S OF CHICAGO/VIRGINIA, INC., an Illinois corporation

MORTON’S OF CHICAGO/WASHINGTON D.C. INC., a Delaware corporation

MORTON’S OF CHICAGO/WASHINGTON SQUARE, INC., a Delaware corporation

MORTON’S OF CHICAGO/WESTBROOK, INC., an Illinois corporation

PORTERHOUSE OF LOS ANGELES, INC., a Delaware corporation

MOCGC CORP., a Virginia corporation

MORTON’S OF CHICAGO HOLDING, INC., a Delaware corporation

ARNIE MORTON’S OF CHICAGO/FIGUEROA LLC, a Delaware limited liability company

MORTON’S OF CHICAGO MARYLAND HOLDING, INC., a Delaware corporation

MORTON’S OF CHICAGO/BALTIMORE LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/BETHESDA LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/ANAHEIM LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/ATLANTIC CITY, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO FLORIDA HOLDING, INC., a Delaware corporation

MORTON’S OF CHICAGO/BOCA RATON, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/CORAL GABLES, LLC, a Delaware limited liability company

FIRST AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/MIAMI LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/NORTH MIAMI BEACH LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/ORLANDO LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/PALM BEACH LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/BOSTON LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/CHARLOTTE LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/CRYSTAL CITY LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/DENVER CRESCENT TOWN CENTER, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/FORT LAUDERDALE, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/GREAT NECK LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/HACKENSACK LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/HARTFORD LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/HONOLULU LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/INDIANAPOLIS LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/JACKSONVILLE LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/KANSAS CITY LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/KING OF PRUSSIA LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/LOUISVILLE LLC, a Delaware limited liability company

FIRST AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/NEW ORLEANS LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/NORTHBROOK, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/MCKINNEY, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/RESTON LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/RICHMOND LLC,
a Delaware limited liability company

MORTON’S OF CHICAGO/SCHAUMBURG LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/SOUTHPARK, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/STAMFORD LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/TROY, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/WACKER PLACE, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/WHITE PLAINS LLC, a Delaware limited liability company

ITALIAN RESTAURANTS HOLDING CORP., a Delaware corporation

BERTOLINI’S RESTAURANTS, INC., a Delaware corporation

BERTOLINI’S OF CIRCLE CENTRE, INC., a Delaware corporation

BERTOLINI’S/KING OF PRUSSIA, INC., a Delaware corporation

BERTOLINI’S OF LAS VEGAS, INC., a Delaware corporation

FIRST AMENDMENT TO CREDIT AGREEMENT

BERTOLINI’S AT VILLAGE SQUARE, INC.,
a Delaware corporation

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Sr. Vice President/CFO

ARNIE MORTON’S OF CHICAGO/BURBANK LLC,
a Delaware limited liability company

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Sr. Vice President/CFO

HOUSTON STEAKHOUSE, INC.,
a Texas corporation

CHICAGO STEAKHOUSE, INC.,
a Texas corporation

SAN ANTONIO STEAKHOUSE, INC.,
a Texas corporation

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Sr. Vice President/CFO

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WACHOVIA BANK,
NATIONAL ASSOCIATION,
as Administrative Agent
and of behalf of the Required Lenders

	By:	/s/ DENIS WALTRICH
	Name:	Denis Waltrich
	Title:	Vice President

EXHIBIT A

LENDER CONSENT

This Lender Consent is given pursuant to the Credit Agreement, dated as of February 14, 2006 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as hereinafter defined), the “Amended Credit Agreement”), by and among MORTON’S OF CHICAGO, INC., an Illinois corporation, (the “Borrower”), MORTON’S RESTAURANT GROUP, INC., a Delaware corporation (the “Parent”), those Subsidiaries of the Parent identified as a “Guarantor” on the signature pages hereto (together with the Parent, the “Guarantors”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the First Amendment to Credit Agreement (the “Amendment”), dated as of June 1, 2007, by and among the Borrower, the Guarantors party thereto and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Lender Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the      day of June, 2007.

,
as a Lender

By:
Name:
Title: